UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017 (May 8, 2017)

Resolute Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 2800, Denver, CO

(Address of principal executive offices)

80203

(Zip Code)

Registrant’s telephone number, including area code:  303-534-4600

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

Effective May 8, 2017, Resolute Energy Corporation (the “Company”) and certain of its subsidiaries, as guarantors, entered into the First Amendment to the Third Amended and Restated Credit Agreement (the “First Amendment”), amending that certain Third Amended and Restated Credit Agreement dated as of February 17, 2017 with a syndicate of banks led by Bank of Montreal, as Administrative Agent, Capital One, National Association, as syndication agent, and Barclays Bank PLC, ING Capital LLC and SunTrust Bank, as co-documentation agents (the “Credit Agreement”).  The First Amendment, among other things, amended the leverage ratio covenant set forth in Section 9.01(b) of the Credit Agreement to (a) increase the maximum ratio to (a) 4.50:1.00 for the fiscal quarter ending June 30, 2017, (b) 4.25:1.00 for the fiscal quarter ending September 30, 2017, and (c) 4.00:1.00 for fiscal quarters ending thereafter.    Furthermore, the First Amendment amended the debt covenant in Section 9.02(f)(ii) of the Credit Agreement to provides that the borrowing base shall automatically be reduced by 25% of all unsecured indebtedness of the Company in excess of $500 million, which limit was previously $400 million.

The foregoing summary of the First Amendment is qualified in its entirety by reference to the copy of the First Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference. The Third Amended and Restated Credit Agreement, dated as of February 17, 2017, is filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed on March 13, 2017.

Item 7.01 Regulation FD Disclosure.

In connection with a private offering of $125 million in aggregate principal amount of 8.50% senior notes due 2020 (the “Notes”) by the Company, the Company is disclosing certain information to prospective investors in a preliminary offering memorandum dated May 9, 2017 (the “Preliminary Offering Memorandum”).

On March 3, 2017, the Company filed a Current Report on Form 8-K disclosing that Resolute Natural Resources Southwest, LLC (“Buyer”), a wholly-owned subsidiary of the Company, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with private sellers pursuant to which Buyer agreed to acquire certain producing and undeveloped oil and gas properties in the Delaware Basin in Reeves County, Texas (the “Delaware Basin Bronco Acquisition”).  Historical financial statements of the oil and gas properties to be acquired in the Delaware Basin Bronco Acquisition, the PetroCap Properties (as defined in Exhibit 99.1) and the CPX Properties (as defined in Exhibit 99.2), and pro forma consolidated financial statements giving effect to the properties acquired from each Seller in the Delaware Basin Bronco Acquisition as if it had been completed on January 1, 2016, are also included in the Preliminary Offering Memorandum.

The audited statement of revenue and direct operating expenses of the PetroCap Properties for the year ended December 31, 2016, including the notes and the report of KPMG LLP with respect thereto, and the unaudited statement of revenue and direct operating expenses of the PetroCap Properties for the three months ended March 31, 2017, including the notes thereto, are furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The audited statement of revenue and direct operating expenses of the CPX Properties for the year ended December 31, 2016, including the notes and the report of KPMG LLP with respect thereto, and the unaudited statement of revenue and direct operating expenses of the CPX Properties for the three months ended March 31, 2017, including the notes thereto, are furnished as Exhibit 99.2 hereto and incorporated by reference herein.

The following unaudited pro forma consolidated financial statements giving effect to the Delaware Basin Bronco Acquisition are furnished as Exhibit 99.3 hereto and incorporated by reference herein:

•	unaudited pro forma condensed consolidated balance sheet as of March 31, 2017;
•	unaudited pro forma consolidated statement of operations for the three months ended March 31, 2017; and
•	unaudited pro forma consolidated statement of operations for the year ended December 31, 2016.

In addition, the Company disclosed in the Preliminary Offering Memorandum that (i) outstanding borrowings under the Credit Agreement were $42 million at April 30, 2017 and (ii) as of March 31, 2017, the Company would have been able to make approximately $300 million of restricted payments under the indenture governing its senior notes, subject to certain limitations contained in the indenture and in the covenants governing the Company’s other indebtedness.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On May 9, 2017, Resolute Energy Corporation issued a press release announcing that it intends to effect a private offering of senior notes to certain eligible purchasers. A copy of the press release is filed as Exhibit 99.4 hereto. The press release is neither an offer to sell nor the solicitation of an offer to buy the notes or any other securities. The notes will be offered in the United States only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States in reliance on Regulation S under the Securities Act. The notes and the related guarantees have not been registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

Item 9.01Financial Statements and Exhibits.

(a)Financial Statements of Businesses to be Acquired.

•

The audited statement of revenue and direct operating expenses of the PetroCap Properties for the year ended December 31, 2016, including the notes and the report of KPMG LLP with respect thereto, and the unaudited statement of revenue and direct operating expenses of the PetroCap Properties for the three months ended March 31, 2017, including the notes thereto, are furnished as Exhibit 99.1 hereto and incorporated by reference herein.

•

The audited statement of revenue and direct operating expenses of the CPX Properties for the year ended December 31, 2016, including the notes and the report of KPMG LLP with respect thereto, and the unaudited statement of revenue and direct operating expenses of the CPX Properties for the three months ended March 31, 2017, including the notes thereto, are furnished as Exhibit 99.2 hereto and incorporated by reference herein.

(b)Pro forma financial information.

The following unaudited pro forma consolidated financial statements giving effect to the Delaware Basin Bronco Acquisition are attached hereto as Exhibit 99.3 and incorporated by reference herein:

•	unaudited pro forma condensed consolidated balance sheet as of March 31, 2017;
•	unaudited pro forma consolidated statement of operations for the three months ended March 31, 2017; and
•	unaudited pro forma consolidated statement of operations for the year ended December 31, 2016.

(d)Exhibits.

Exhibit No.	Description
10.1

First Amendment to Third Amended and Restated Credit Agreement, dated as of May 8, 2017, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Bank of Montreal, as Administrative Agent, and the Lenders party thereto.

23.1	Consent of KPMG LLP.
99.1	Statement of revenue and direct operating expenses of the PetroCap Properties for the year ended December 31, 2016 (audited) and for the three months ended March 31, 2017 (unaudited).
99.2	Statement of revenue and direct operating expenses of the CPX Properties for the year ended December 31, 2016 (audited) and for the three months ended March 31, 2017 (unaudited).
99.3	Unaudited pro forma consolidated financial statements as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016.
99.4	Resolute Energy Corporation Press Release dated May 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2017	RESOLUTE ENERGY CORPORATION

	By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit No.	Description
10.1

First Amendment to Third Amended and Restated Credit Agreement, dated as of May 8, 2017, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Bank of Montreal, as Administrative Agent, and the Lenders party thereto.

23.1	Consent of KPMG LLP.
99.1	Statement of revenue and direct operating expenses of the PetroCap Properties for the year ended December 31, 2016 (audited) and for the three months ended March 31, 2017 (unaudited).
99.2	Statement of revenue and direct operating expenses of the CPX Properties for the year ended December 31, 2016 (audited) and for the three months ended March 31, 2017 (unaudited).
99.3	Unaudited pro forma consolidated financial statements as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016.
99.4	Resolute Energy Corporation Press Release dated May 9, 2017.